                                                                    Exhibit 10.1

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment"), dated as of March 12, 2004, is made and entered into on the terms and conditions hereinafter set forth, by and among NN, INC., a Delaware corporation ("Domestic
Borrower"), NN EUROBALL ApS, a Denmark limited liability company ("Euro
Borrower"; Domestic Borrower and Euro Borrower are sometimes hereinafter individually and collectively referred to as the "Borrower"), all subsidiaries
(except for the Euro Borrower) of the Domestic Borrower who are now or hereafter become parties to the Credit Agreement, as hereinafter defined (the "Domestic
Guarantors"), the several lenders who are now or hereafter become parties to the
Credit Agreement (the "Lenders"), AMSOUTH BANK, an Alabama state bank, individually and as administrative agent for the Lenders (in such capacity, the
"Administrative Agent"), and SUNTRUST BANK, as documentation agent and euro loan agent for the Lenders (in such capacity, the "Euro Loan Agent").

                                    RECITALS:

         1. Pursuant to that certain Credit Agreement dated as of May 1, 2003, by and among the Borrower, the Domestic Guarantors, the Administrative Agent,
the Lenders and the Euro Loan Agent, as amended by that certain Amendment No.1 to Credit Agreement dated August 1, 2003, by and among the Borrower, the
Domestic Guarantors, the Administrative Agent, the Lenders and the Euro Loan
Agent (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make the Loans available to the Borrower, all as more specifically described in the Credit
Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

         2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.

                                   AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Section 1.1 of the Agreement is hereby amended adding the following definition and by substituting the following definition for the existing definition of the following term:

          "Permitted Private Placement Indebtedness" shall mean Indebtedness of the Domestic Borrower that (i) is incurred through the issuance and private placement of senior notes of the Domestic Borrower, on or before April 30, 2004, (ii) is in aggregate principal amount sufficient to repay in full the Domestic Term Loan Facility, but not exceeding $40,000,000, (iii) has a maturity of not less than ten

          (10) years from the date of issuance, (iv) does not provide for scheduled principal repayment prior to the fourth (4th) anniversary of the date of issuance, (v) constitutes senior debt of the Domestic
          Borrower, pari passu with the Obligations of the Domestic Borrower and the Domestic Guarantors under the Facilities (and is unsecured except for a pari passu lien on the Collateral securing the Obligations of the Domestic Borrower and the Domestic Guarantors under the
          Facilities) and (vi) is subject to documentation (including intercreditor and collateral documents) in form and substance reasonably satisfactory to Administrative Agent in all respects.

          "Revolving Commitment Period Expiration Date" shall mean March 15,
          2006.

          "Term Loan Maturity Date" shall mean May 1, 2008; provided, however, upon incurrence by Borrower of Permitted Private Placement
          Indebtedness, "Term Loan Maturity Date" shall thereafter mean
          September 30, 2007.

     2. Facility Fee. In consideration of the Lenders' agreement to extend the
Revolving Commitment Period Expiration Date and consent to the incurrence of
Permitted Private Placement Indebtedness as provided for herein, the Borrower agrees to pay to the Administrative Agent a facility fee in the amount of
$71,121.01 (the "Facility Fee") for distribution to the Lenders in proportion to their respective Percentages. The Facility Fee shall be fully earned and due and payable upon the execution of this Amendment by the Borrower and the Domestic
Guarantors.

     3. Mandatory Prepayments. Subsection 3.1.3(b)(1) of the Credit Agreement is
hereby amended by adding the following sentence at the end of said subsection:

          Notwithstanding the foregoing, the Domestic Term Loan Facility shall be repaid in full with the net proceeds of any Permitted Private
          Placement Indebtedness, with the remainder of such proceeds applied to the outstanding principal balance of the Revolving Loans (without, however, reducing the Revolving Credit Commitments), in each case applied first to Base Rate Loans until the same have been fully repaid, and then to LIBOR Loans.

     4. Indebtedness. Section 9.1 of the Credit Agreement is hereby amended by revising clause (d) to provide as follows:

          (d) Subordinated Indebtedness and Permitted Private Placement
          Indebtedness (provided, however, Domestic Borrower agrees not to make or permit any of its Subsidiaries to make any voluntary principal repayments of Permitted Private Placement Indebtedness prior to the date that is four (4) years after the incurrence thereof);

     5. Liens. Section 9.2 of the Credit Agreement is hereby amended by deleting the period after clause (l) and substituting "; and" in lieu thereof, and by adding the following additional clause immediately following clause (l):

          (m) Liens securing Permitted Private Placement Indebtedness.

     6. Agreements Restricting the Borrower and its Subsidiaries. Section 9.9 of
the Credit Agreement is hereby amended by adding the following language at the beginning of said clause (b):

          "except in connection with the incurrence of Permitted Private
          Placement Indebtedness,"

     7. Release of Certain Domestic Guarantors. NN Mexico, LLC, a Delaware
corporation ("NN Mexico") and NN Arte S. De R.L. De C.V., a Mexican company ("NN
Arte") are hereby released as Domestic Guarantors. Borrower and Domestic
Guarantors hereby represent and warrant that NN Mexico has no operations and no assets other than its ownership interests in NN Arte, and that NN Arte has no operations and has transferred all or substantially all of its assets to other
Domestic Guarantors.

     8. Capitalization, etc. Schedule 7.1. (Capitalization and Jurisdiction of
Incorporation and Foreign Qualification ) of the Agreement is hereby deleted and
Schedule 7.1 attached hereto is substituted in lieu thereof.

     9. Effectiveness. This Amendment shall become effective when the
Administrative Agent shall have received counterparts or signatures pages executed by the Borrower, the Domestic Guarantors, the Administrative Agent and
the Lenders.

     10. Representations and Warranties of the Borrower and the Guarantors. As
an inducement to the Administrative Agent, the Euro Loan Agent and the Lenders
to enter into this Amendment, the Borrower and the Domestic Guarantors hereby represent and warrant to the Administrative Agent, the Euro Loan Agent and the
Lenders that, on and as of the date hereof:

          (a) the representations and warranties contained in the Credit
     Agreement and the other Loan Documents are true and correct, except for (1)
     representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2)
     representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

          (b) no Default or Event of Default has occurred and is continuing.

     11. Effect of Amendment; Continuing Effectiveness of Credit Agreement and
Loan Documents.

          (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Domestic Guarantors by the
     Administrative Agent, the Euro Loan Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Euro
     Loan Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

          (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Domestic Guarantor with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of
     Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

     12. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes.
One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

     13. Miscellaneous.

          (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

          (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

          (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments,

     modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

          (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and
     "including" shall be deemed to be followed by "without limitation"
     regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and."

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                               BORROWER:

                               NN, INC.,
                               a Delaware corporation

                               By:      /s/ David L. Dyckman
                                   ----------------------------------------------------
                                     Name:  David L. Dyckman
                                     Title:  Vice President and Chief Financial Officer

                               NN EUROBALL ApS, a Denmark limited liability company

                               By:      /s/ David L. Dyckman
                                   ----------------------------------------------------
                                     Name:  David L. Dyckman
                                     Title: Board Member

                               DOMESTIC GUARANTORS:

                               INDUSTRIAL MOLDING GP, LLC,
                               a Delaware limited liability company

                               By:      /s/ David L. Dyckman
                                   ---------------------------------------------------
                                     Name:  David L. Dyckman
                                     Title: Manager

                              INDUSTRIAL MOLDING LP, LLC,
                              a Tennessee limited liability company

                              By:      /s/ William C. Kelly, Jr.
                                  ----------------------------------------------------
                                    Name:  William C. Kelly, Jr.
                                   Title: Manager

                              INDUSTRIAL MOLDING GROUP, L.P.,
                              a Tennessee limited partnership

                              By:      Industrial Molding GP, LLC, a Delaware limited
                                       liability company, its general partner

                              By:      /s/ David L. Dyckman
                                  ----------------------------------------------------
                                   Name:  David L. Dyckman
                                   Title:  Manager

                              DELTA RUBBER COMPANY,
                              a Connecticut corporation

                              By:      /s/ David L. Dyckman
                                  ----------------------------------------------------
                                    Name:  David L. Dyckman
                                    Title:  Vice President

                              KUGELFERTIGUNG ELTMANN GmbH, a German Company

                              By:      /s/ Dirk Offergeld
                                  ----------------------------------------------------
                                    Name:  Dirk Offergeld
                                    Title: Director

                              By:      /s/ Wolfgang Bartel
                                  ----------------------------------------------------
                                    Name:  Wolfgang Bartel
                                    Title: Director

                        [Signatures Continued Next Page]

                              NN NETHERLANDS B.V., a Dutch company

                              By:      /s/ David L. Dyckman
                                  ----------------------------------------------------
                                    Name:  David L. Dyckman
                                    Title: Board Member

                             NN EUROBALL IRELAND LIMITED, an Irish company

                             By:      /s/ Roderick R. Baty
                                 -----------------------------------------------------
                                   Name:  Roderick R. Baty
                                   Title: Board Member

                             NN HOLDINGS, B.V., a Dutch company

                             By:      /s/ David L. Dyckman
                                 -----------------------------------------------------
                                   Name:  David L. Dyckman
                                   Title: Board Member/Shareholder Representative

                            LENDERS:

                            AMSOUTH BANK, as a Lender

                            By:      /s/ William H. Keller
                                -------------------------------------------------------
                                  Name:  William H. Keller
                                  Title:  Senior Vice President

                            FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

                            By:      /s/ Vincent K. Hickam
                                -------------------------------------------------------
                                  Name:  Vincent K. Hickam
                                  Title:  Executive Vice President

                        [Signatures Continued Next Page]

                           UNION PLANTERS BANK, NATIONAL ASSOCIATION, as a Lender

                           By:      /s/ Edwin Andrew Moats
                               -----------------------------------------------------
                                 Name:  Edwin Andrew Moats
                                 Title:  Assistant Vice President

                          INTEGRA BANK, N.A., as a Lender

                          By:      /s/ Jeffrey S. Nurkiewicz
                              -------------------------------------------------------
                                Name:  Jeffrey S. Nurkiewicz
                                Title:  Senior Vice President

                          SUNTRUST BANK, as a Lender and Euro Loan Agent

                          By:      /s/ Scott Folsom
                              ------------------------------------------------------
                               Name: Scott Folsom
                               Title:  Senior Vice President